Brighthouse Life Insurance Company of NY

POWER OF ATTORNEY

David A. Rosenbaum

Chairman of the Board, President, Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, David A. Rosenbaum, Chairman of the Board, President, Chief Executive Officer and a Director of Brighthouse Life Insurance Company of NY, a New York company (the “Company”), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Alexander Ulianov, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Brighthouse Variable Annuity Account B (811-08306)

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B

File No. 333-96773 Class VA (offered between June 15, 2001 and October 7, 2011), Class AA, and Class B

File No. 333-96775 Class A

File No. 333-96777 Class XC

File No. 333-96785 Class L and Class L –4 Year (offered between November 22, 2004 and October 7, 2011)

File No. 333-96795 Class C (offered between September 4, 2001 and October 7, 2011)

File No. 333-125613 Vintage L and Vintage XC

File No. 333-125617 PrimElite III

File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)

File No. 333-125619 Protected Equity Portfolio

File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)

File No. 333-137969 PrimElite IV

File No. 333-148873 Pioneer PRISM

File No. 333-148874 Pioneer PRISM XC

File No. 333-148876 Pioneer PRISM L

File No. 333-152450 Class XTRA

File No. 333-156646 Class XTRA 6

File No. 333-158579 Brighthouse Simple SolutionsSM

File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and October 7, 2011)

File No. 333-176679 Class S (offered on and after October 7, 2011) and Class S- L Share Option (offered on and after October 7, 2011)

File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011)

File No. 333-176691 Class VA (offered on and after October 7, 2011)

File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)

File No. 333-176693 Class C (offered on and after October 7, 2011)

File No. 333-178515 Class O (offered between April 30, 2012 and September 20, 2015)

File No. 333-179240 Marquis Portfolios (offered on and after April 30, 2012)

File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013)

File No. 333-205137 Class O (offered on and after September 21, 2015)

File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)

File No. 333-209058 Class VA (offered on and after May 2, 2016)

File No. 333-209059 Class S (offered on and after May 2, 2016) and

    S- L Share Option (offered on and after May 2, 2016)

File No. 333-216454 Brighthouse Prime Options,

And pertaining to:

File No. 333-216452 Brighthouse Shield Level Selector® Annuity

File No. 333-216453 Brighthouse Shield Level Selector® 3-Year Annuity

File No. 333-238214 Brighthouse Shield® Level 10 Annuity

File No. 333-265196 Brighthouse Shield® Level Select 3-Year Annuity

File No. 333-265199 Brighthouse Shield® Level Select 6-Year Annuity

File No. 333-259506 Brighthouse Shield® Level Select 6-Year Annuity v.3

And new annuities such as:

Brighthouse Shield Annuity

Brighthouse Shield 3-Year Annuity

Brighthouse Shield 6-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of June, 2022.

/s/ David A. Rosenbaum
David A. Rosenbaum

Brighthouse Life Insurance Company of NY

POWER OF ATTORNEY

David W. Chamberlin

Director

KNOW ALL MEN BY THESE PRESENTS, that I, David W. Chamberlin, a Director of Brighthouse Life Insurance Company of NY, a New York company (the “Company”), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Alexander Ulianov, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Brighthouse Variable Annuity Account B (811-08306)

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B

File No. 333-96773 Class VA (offered between June 15, 2001 and October 7, 2011), Class AA, and Class B

File No. 333-96775 Class A

File No. 333-96777 Class XC

File No. 333-96785 Class L and Class L –4 Year (offered between November 22, 2004 and October 7, 2011)

File No. 333-96795 Class C (offered between September 4, 2001 and October 7, 2011)

File No. 333-125613 Vintage L and Vintage XC

File No. 333-125617 PrimElite III

File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)

File No. 333-125619 Protected Equity Portfolio

File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)

File No. 333-137969 PrimElite IV

File No. 333-148873 Pioneer PRISM

File No. 333-148874 Pioneer PRISM XC

File No. 333-148876 Pioneer PRISM L

File No. 333-152450 Class XTRA

File No. 333-156646 Class XTRA 6

File No. 333-158579 Brighthouse Simple SolutionsSM

File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and October 7, 2011)

File No. 333-176679 Class S (offered on and after October 7, 2011) and Class S- L Share Option (offered on and after October 7, 2011)

File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011)

File No. 333-176691 Class VA (offered on and after October 7, 2011)

File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)

File No. 333-176693 Class C (offered on and after October 7, 2011)

File No. 333-178515 Class O (offered between April 30, 2012 and September 20, 2015)

File No. 333-179240 Marquis Portfolios (offered on and after April 30, 2012)

File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013)

File No. 333-205137 Class O (offered on and after September 21, 2015)

File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)

File No. 333-209058 Class VA (offered on and after May 2, 2016)

File No. 333-209059 Class S (offered on and after May 2, 2016) and

    S- L Share Option (offered on and after May 2, 2016)

File No. 333-216454 Brighthouse Prime Options,

And pertaining to:

File No. 333-216452 Brighthouse Shield Level Selector® Annuity

File No. 333-216453 Brighthouse Shield Level Selector® 3-Year Annuity

File No. 333-238214 Brighthouse Shield® Level 10 Annuity

File No. 333-265196 Brighthouse Shield® Level Select 3-Year Annuity

File No. 333-265199 Brighthouse Shield® Level Select 6-Year Annuity

File No. 333-259506 Brighthouse Shield® Level Select 6-Year Annuity v.3

And new annuities such as:

Brighthouse Shield Annuity

Brighthouse Shield 3-Year Annuity

Brighthouse Shield 6-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of June, 2022.

/s/ David W. Chamberlin
David W. Chamberlin

Brighthouse Life Insurance Company of NY

POWER OF ATTORNEY

Jeffrey P. Halperin

Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey P. Halperin, a Director and Vice President of Brighthouse Life Insurance Company of NY, a New York company (the “Company”), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Alexander Ulianov, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Brighthouse Variable Annuity Account B (811-08306)

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA,

Class AA and Class B

File No. 333-96773 Class VA (offered between June 15, 2001 and October 7, 2011), Class AA, and Class B File No. 333-96775 Class A

File No. 333-96777 Class XC

File No. 333-96785 Class L and Class L –4 Year (offered between November 22, 2004 and October 7, 2011)

File No. 333-96795 Class C (offered between September 4, 2001 and October 7, 2011)

File No. 333-125613 Vintage L and Vintage XC

File No. 333-125617 PrimElite III

File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and

April 30, 2012)

File No. 333-125619 Protected Equity Portfolio

File No. 333-137370 Class S and Class S - L Share Option (offered between April 30,

2007 and October 7, 2011)

File No. 333-137969 PrimElite IV

File No. 333-148873 Pioneer PRISM

File No. 333-148874 Pioneer PRISM XC

File No. 333-148876 Pioneer PRISM L

File No. 333-152450 Class XTRA

File No. 333-156646 Class XTRA 6

File No. 333-158579 Brighthouse Simple SolutionsSM

File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and October 7, 2011)

File No. 333-176679 Class S (offered on and after October 7, 2011) and

Class S- L Share Option (offered on and after October 7, 2011)

File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011)

File No. 333-176691 Class VA (offered on and after October 7, 2011)

File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and

April 28, 2013)

File No. 333-176693 Class C (offered on and after October 7, 2011)

File No. 333-178515 Class O (offered between April 30, 2012 and September 20, 2015)

File No. 333-179240 Marquis Portfolios (offered on and after April 30, 2012)

File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013)

File No. 333-205137 Class O (offered on and after September 21, 2015)

File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)

File No. 333-209058 Class VA (offered on and after May 2, 2016)

File No. 333-209059 Class S (offered on and after May 2, 2016) and

S- L Share Option (offered on and after May 2, 2016)

File No. 333-216454 Brighthouse Prime Options,

And pertaining to:

File No. 333-216452 Brighthouse Shield Level Selector® Annuity

File No. 333-216453 Brighthouse Shield Level Selector® 3-Year Annuity

File No. 333-238214 Brighthouse Shield® Level 10 Annuity

File No. 333-265196 Brighthouse Shield® Level Select 3-Year Annuity

File No. 333-265199 Brighthouse Shield® Level Select 6-Year Annuity

File No. 333-259506 Brighthouse Shield® Level Select 6-Year Annuity v.3

And new annuities such as:

Brighthouse Shield Annuity

Brighthouse Shield 3-Year Annuity

Brighthouse Shield 6-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of June, 2022.

/s/ Jeffrey P. Halperin

Jeffrey P. Halperin

Brighthouse Life Insurance Company of NY

POWER OF ATTORNEY

Michael J. Inserra

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Michael J. Inserra, a Director of Brighthouse Life Insurance Company of NY, a New York company (the “Company”), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Alexander Ulianov, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Brighthouse Variable Annuity Account B (811-08306)

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B

File No. 333-96773 Class VA (offered between June 15, 2001 and October 7, 2011), Class AA,

and Class B

File No. 333-96775 Class A

File No. 333-96777 Class XC

File No. 333-96785 Class L and Class L –4 Year (offered between November 22, 2004 and October 7, 2011)

File No. 333-96795 Class C (offered between September 4, 2001 and October 7, 2011)

File No. 333-125613 Vintage L and Vintage XC

File No. 333-125617 PrimElite III

File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)

File No. 333-125619 Protected Equity Portfolio

File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)

File No. 333-137969 PrimElite IV

File No. 333-148873 Pioneer PRISM

File No. 333-148874 Pioneer PRISM XC

File No. 333-148876 Pioneer PRISM L

File No. 333-152450 Class XTRA

File No. 333-156646 Class XTRA 6

File No. 333-158579 Brighthouse Simple SolutionsSM

File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and October 7, 2011)

File No. 333-176679 Class S (offered on and after October 7, 2011) and Class S- L Share Option (offered on and after October 7, 2011)

File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011)

File No. 333-176691 Class VA (offered on and after October 7, 2011)

File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)

File No. 333-176693 Class C (offered on and after October 7, 2011)

File No. 333-178515 Class O (offered between April 30, 2012 and September 20, 2015)

File No. 333-179240 Marquis Portfolios (offered on and after April 30, 2012)

File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013)

File No. 333-205137 Class O (offered on and after September 21, 2015)

File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)

File No. 333-209058 Class VA (offered on and after May 2, 2016)

File No. 333-209059 Class S (offered on and after May 2, 2016) and

S- L Share Option (offered on and after May 2, 2016)

File No. 333-216454 Brighthouse Prime Options,

And pertaining to:

File No. 333-216452 Brighthouse Shield Level Selector® Annuity

File No. 333-216453 Brighthouse Shield Level Selector® 3-Year Annuity

File No. 333-238214 Brighthouse Shield® Level 10 Annuity

File No. 333-265196 Brighthouse Shield® Level Select 3-Year Annuity

File No. 333-265199 Brighthouse Shield® Level Select 6-Year Annuity

File No. 333-259506 Brighthouse Shield® Level Select 6-Year Annuity v.3

And new annuities such as:

Brighthouse Shield Annuity

Brighthouse Shield 3-Year Annuity

Brighthouse Shield 6-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of June, 2022.

/s/ Michael J. Inserra
Michael J. Inserra

Brighthouse Life Insurance Company of NY

POWER OF ATTORNEY

Mayer Naiman

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Mayer Naiman, a Director of Brighthouse Life Insurance Company of NY, a New York company (the “Company”), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Alexander Ulianov, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Brighthouse Variable Annuity Account B (811-08306)

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B

File No. 333-96773 Class VA (offered between June 15, 2001 and October 7, 2011),Class AA, and Class B

File No. 333-96775 Class A

File No. 333-96777 Class XC

File No. 333-96785 Class L and Class L –4 Year (offered between November 22, 2004 and October 7, 2011)

File No. 333-96795 Class C (offered between September 4, 2001 and October 7, 2011)

File No. 333-125613 Vintage L and Vintage XC

File No. 333-125617 PrimElite III

File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)

File No. 333-125619 Protected Equity Portfolio

File No. 333-137370 Class S and Class S - L Share Option (offered between April 30,2007 and October 7, 2011)

File No. 333-137969 PrimElite IV

File No. 333-148873 Pioneer PRISM

File No. 333-148874 Pioneer PRISM XC

File No. 333-148876 Pioneer PRISM L

File No. 333-152450 Class XTRA

File No. 333-156646 Class XTRA 6

File No. 333-158579 Brighthouse Simple SolutionsSM

File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and October 7, 2011)

File No. 333-176679 Class S (offered on and after October 7, 2011) and Class S- L Share Option (offered on and after October 7, 2011)

File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011)

File No. 333-176691 Class VA (offered on and after October 7, 2011)

File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)

File No. 333-176693 Class C (offered on and after October 7, 2011)

File No. 333-178515 Class O (offered between April 30, 2012 and September 20, 2015)

File No. 333-179240 Marquis Portfolios (offered on and after April 30, 2012)

File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013)

File No. 333-205137 Class O (offered on and after September 21, 2015)

File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)

File No. 333-209058 Class VA (offered on and after May 2, 2016)

File No. 333-209059 Class S (offered on and after May 2, 2016) and

S- L Share Option (offered on and after May 2, 2016)

File No. 333-216454 Brighthouse Prime Options,

And pertaining to:

File No. 333-216452 Brighthouse Shield Level Selector® Annuity

File No. 333-216453 Brighthouse Shield Level Selector® 3-Year Annuity

File No. 333-238214 Brighthouse Shield® Level 10 Annuity

File No. 333-265196 Brighthouse Shield® Level Select 3-Year Annuity

File No. 333-265199 Brighthouse Shield® Level Select 6-Year Annuity

File No. 333-259506 Brighthouse Shield® Level Select 6-Year Annuity v.3

And new annuities such as:

Brighthouse Shield Annuity

Brighthouse Shield 3-Year Annuity

Brighthouse Shield 6-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of June, 2022.

/s/ Mayer Naiman
Mayer Naiman

Brighthouse Life Insurance Company of NY

POWER OF ATTORNEY

Richard C. Pearson

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Richard C. Pearson, a Director of Brighthouse Life Insurance Company of NY, a New York company (the “Company”), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Alexander Ulianov, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Brighthouse Variable Annuity Account B (811-08306)

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B

File No. 333-96773 Class VA (offered between June 15, 2001 and October 7, 2011), Class AA, and Class B

File No. 333-96775 Class A

File No. 333-96777 Class XC

File No. 333-96785 Class L and Class L –4 Year (offered between November 22, 2004 and October 7, 2011)

File No. 333-96795 Class C (offered between September 4, 2001 and October 7, 2011)

File No. 333-125613 Vintage L and Vintage XC

File No. 333-125617 PrimElite III

File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)

File No. 333-125619 Protected Equity Portfolio

File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)

File No. 333-137969 PrimElite IV

File No. 333-148873 Pioneer PRISM

File No. 333-148874 Pioneer PRISM XC

File No. 333-148876 Pioneer PRISM L

File No. 333-152450 Class XTRA

File No. 333-156646 Class XTRA 6

File No. 333-158579 Brighthouse Simple SolutionsSM

File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and October 7, 2011)

File No. 333-176679 Class S (offered on and after October 7, 2011) and Class S- L Share Option (offered on and after October 7, 2011)

File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011)

File No. 333-176691 Class VA (offered on and after October 7, 2011)

File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)

File No. 333-176693 Class C (offered on and after October 7, 2011)

File No. 333-178515 Class O (offered between April 30, 2012 and September 20, 2015)

File No. 333-179240 Marquis Portfolios (offered on and after April 30, 2012)

File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013)

File No. 333-205137 Class O (offered on and after September 21, 2015)

File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)

File No. 333-209058 Class VA (offered on and after May 2, 2016)

File No. 333-209059 Class S (offered on and after May 2, 2016) and S- L Share Option (offered on and after May 2, 2016)

File No. 333-216454 Brighthouse Prime Options,

And pertaining to:

File No. 333-216452 Brighthouse Shield Level Selector® Annuity

File No. 333-216453 Brighthouse Shield Level Selector® 3-Year Annuity

File No. 333-238214 Brighthouse Shield® Level 10 Annuity

File No. 333-265196 Brighthouse Shield® Level Select 3-Year Annuity

File No. 333-265199 Brighthouse Shield® Level Select 6-Year Annuity

File No. 333-259506 Brighthouse Shield® Level Select 6-Year Annuity v.3

And new annuities such as:

Brighthouse Shield Annuity

Brighthouse Shield 3-Year Annuity

Brighthouse Shield 6-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of June, 2022.

/s/ Richard C. Pearson
Richard C. Pearson

Brighthouse Life Insurance Company of NY

POWER OF ATTORNEY

Douglas A. Rayvid

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Douglas A. Rayvid, a Director of Brighthouse Life Insurance Company of NY, a New York company (the “Company”), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Alexander Ulianov, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Brighthouse Variable Annuity Account B (811-08306)

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B

File No. 333-96773 Class VA (offered between June 15, 2001 and October 7, 2011), Class AA, and Class B

File No. 333-96775 Class A

File No. 333-96777 Class XC

File No. 333-96785 Class L and Class L –4 Year (offered between November 22, 2004 and October 7, 2011)

File No. 333-96795 Class C (offered between September 4, 2001 and October 7, 2011)

File No. 333-125613 Vintage L and Vintage XC

File No. 333-125617 PrimElite III

File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)

File No. 333-125619 Protected Equity Portfolio

File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)

File No. 333-137969 PrimElite IV

File No. 333-148873 Pioneer PRISM

File No. 333-148874 Pioneer PRISM XC

File No. 333-148876 Pioneer PRISM L

File No. 333-152450 Class XTRA

File No. 333-156646 Class XTRA 6

File No. 333-158579 Brighthouse Simple SolutionsSM

File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and October 7, 2011)

File No. 333-176679 Class S (offered on and after October 7, 2011) and Class S- L Share Option (offered on and after October 7, 2011)

File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011)

File No. 333-176691 Class VA (offered on and after October 7, 2011)

File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)

File No. 333-176693 Class C (offered on and after October 7, 2011)

File No. 333-178515 Class O (offered between April 30, 2012 and September 20, 2015)

File No. 333-179240 Marquis Portfolios (offered on and after April 30, 2012)

File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013)

File No. 333-205137 Class O (offered on and after September 21, 2015)

File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)

File No. 333-209058 Class VA (offered on and after May 2, 2016)

File No. 333-209059 Class S (offered on and after May 2, 2016) and S- L Share Option (offered on and after May 2, 2016)

File No. 333-216454 Brighthouse Prime Options,

And pertaining to:

File No. 333-216452 Brighthouse Shield Level Selector® Annuity

File No. 333-216453 Brighthouse Shield Level Selector® 3-Year Annuity

File No. 333-238214 Brighthouse Shield® Level 10 Annuity

File No. 333-265196 Brighthouse Shield® Level Select 3-Year Annuity

File No. 333-265199 Brighthouse Shield® Level Select 6-Year Annuity

File No. 333-259506 Brighthouse Shield® Level Select 6-Year Annuity v.3

And new annuities such as:

Brighthouse Shield Annuity

Brighthouse Shield 3-Year Annuity

Brighthouse Shield 6-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of June, 2022.

/s/ Douglas A. Rayvid
Douglas A. Rayvid

Brighthouse Life Insurance Company of NY

POWER OF ATTORNEY

Kristine Toscano

Vice President and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Kristine Toscano, Vice President and Chief Financial Officer of Brighthouse Life Insurance Company of NY, a New York company (the “Company”), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Alexander Ulianov, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Brighthouse Variable Annuity Account B (811-08306)

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B

File No. 333-96773 Class VA (offered between June 15, 2001 and October 7, 2011), Class AA, and Class B

File No. 333-96775 Class A

File No. 333-96777 Class XC

File No. 333-96785 Class L and Class L –4 Year (offered between November 22, 2004 and October 7, 2011)

File No. 333-96795 Class C (offered between September 4, 2001 and October 7, 2011)

File No. 333-125613 Vintage L and Vintage XC

File No. 333-125617 PrimElite III

File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)

File No. 333-125619 Protected Equity Portfolio

File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)

File No. 333-137969 PrimElite IV

File No. 333-148873 Pioneer PRISM

File No. 333-148874 Pioneer PRISM XC

File No. 333-148876 Pioneer PRISM L

File No. 333-152450 Class XTRA

File No. 333-156646 Class XTRA 6

File No. 333-158579 Brighthouse Simple SolutionsSM

File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and October 7, 2011)

File No. 333-176679 Class S (offered on and after October 7, 2011) and Class S- L Share Option (offered on and after October 7, 2011)

File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011)

File No. 333-176691 Class VA (offered on and after October 7, 2011)

File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)

File No. 333-176693 Class C (offered on and after October 7, 2011)

File No. 333-178515 Class O (offered between April 30, 2012 and September 20 2015)

File No. 333-179240 Marquis Portfolios (offered on and after April 30, 2012)

File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013)

File No. 333-205137 Class O (offered on and after September 21, 2015)

File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)

File No. 333-209058 Class VA (offered on and after May 2, 2016)

File No. 333-209059 Class S (offered on and after May 2, 2016) and

    S- L Share Option (offered on and after May 2, 2016)

File No. 333-216454 Brighthouse Prime Options,

And pertaining to:

File No. 333-216452 Brighthouse Shield Level Selector® Annuity

File No. 333-216453 Brighthouse Shield Level Selector® 3-Year Annuity

File No. 333-238214 Brighthouse Shield® Level 10 Annuity

File No. 333-265196 Brighthouse Shield® Level Select 3-Year Annuity

File No. 333-265199 Brighthouse Shield® Level Select 6-Year Annuity

File No. 333-259506 6righthouse Shield® Level Select 6-Year Annuity v.3

And new annuities such as:

Brighthouse Shield Annuity

Brighthouse Shield 3-Year Annuity

Brighthouse Shield 6-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of June, 2022.

/s/ Kristine Toscano
Kristine Toscano

Brighthouse Life Insurance Company of NY

POWER OF ATTORNEY

Gianna H. Figaro-Sterling

Vice President and Controller

KNOW ALL MEN BY THESE PRESENTS, that I, Gianna H. Figaro-Sterling, Vice President and Controller of Brighthouse Life Insurance Company of NY, a New York company (the “Company”), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Alexander Ulianov, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Brighthouse Variable Annuity Account B (811-08306)

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B

File No. 333-96773 Class VA (offered between June 15, 2001 and October 7, 2011), Class AA, and Class B File No. 333-96775 Class A

File No. 333-96777 Class XC

File No. 333-96785 Class L and Class L –4 Year (offered between November 22, 2004 and October 7, 2011)

File No. 333-96795 Class C (offered between September 4, 2001 and October 7, 2011)

File No. 333-125613 Vintage L and Vintage XC

File No. 333-125617 PrimElite III

File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)

File No. 333-125619 Protected Equity Portfolio

File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)

File No. 333-137969 PrimElite IV

File No. 333-148873 Pioneer PRISM

File No. 333-148874 Pioneer PRISM XC

File No. 333-148876 Pioneer PRISM L

File No. 333-152450 Class XTRA

File No. 333-156646 Class XTRA 6

File No. 333-158579 Brighthouse Simple SolutionsSM

File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and October 7, 2011)

File No. 333-176679 Class S (offered on and after October 7, 2011) and Class S- L Share Option (offered on and after October 7, 2011)

File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011)

File No. 333-176691 Class VA (offered on and after October 7, 2011)

File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)

File No. 333-176693 Class C (offered on and after October 7, 2011)

File No. 333-178515 Class O (offered between April 30, 2012 and September 20, 2015)

File No. 333-179240 Marquis Portfolios (offered on and after April 30, 2012)

File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013)

File No. 333-205137 Class O (offered on and after September 21, 2015)

File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)

File No. 333-209058 Class VA (offered on and after May 2, 2016)

File No. 333-209059 Class S (offered on and after May 2, 2016) and

    S- L Share Option (offered on and after May 2, 2016)

File No. 333-216454 Brighthouse Prime Options,

And pertaining to:

File No. 333-216452 Brighthouse Shield Level Selector® Annuity

File No. 333-216453 Brighthouse Shield Level Selector® 3-Year Annuity

File No. 333-238214 Brighthouse Shield® Level 10 Annuity

File No. 333-265196 Brighthouse Shield® Level Select 3-Year Annuity

File No. 333-265199 Brighthouse Shield® Level Select 6-Year Annuity

File No. 333-259506 Brighthouse Shield® Level Select 6-Year Annuity v.3

And new annuities such as:

Brighthouse Shield Annuity

Brighthouse Shield 3-Year Annuity

Brighthouse Shield 6-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of June, 2022.

/s/ Gianna H. Figaro-Sterling
Gianna H. Figaro-Sterling